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                                                                EXHIBIT 10.25

                            MORTGAGE, SECURITY AGREEMENT,
                            ASSIGNMENT OF LEASES AND RENTS
                                  AND FIXTURE FILING
                               (ACQUISITION/LAND LIEN)


         THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING ("Mortgage") is made and entered into effective as the _____ day of March, 1996 (the "Effective Date") by KAPSON ROCHESTER MANOR, LLC, a limited liability company organized under the laws of the State of New York ("Borrower"), having its chief executive office at 339 Crossways Park Drive, Woodbury, New York 11797, in favor of HEALTH CARE REIT, INC., a Delaware corporation ("Lender"), having its principal office at One SeaGate, Suite 1950, P.O. Box 1475, Toledo, Ohio 43603.

         In consideration of the loan advances described in Article 2 made or to be made by Lender to Borrower and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower has executed and delivered this Mortgage and by these presents does grant, transfer and convey to Lender and to its successors and assigns, forever all of Borrower's right, title, and interest to and under the following property which Borrower now owns or may hereafter acquire ("Property"):

         1. The real property ("Real Property") located in the County of Monroe (the "County") State of New York (the "State") and described on Exhibit A attached hereto, including without limiting the completeness of the foregoing grant:

              (a) all tenements, hereditaments, and easements, rights of way, licenses, rights, privileges, and appurtenances pertaining to the Real Property presently owned or hereafter acquired by Borrower, including without limitation easements, rights of way, streets, ways, alleys, gores, or strips of land, whether or not adjoining the Real Property;

              (b) all buildings and any other improvements ("Improvements") now or hereafter erected or placed upon the Real Property and all fixtures ("Fixtures") of every kind and nature

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whatsoever now or hereafter affixed to the Real Property or Improvements
(without limiting the generality of what may be a Fixture, all heating, ventilating, air conditioning, air cooling, lighting, incinerating, plumbing, cleaning, communications and power equipment, screens, storm doors, storm windows, shades, awnings, floor coverings, and carpeting, shall be deemed to be Fixtures and to be a part of the Real Property, whether or not physically attached to the Real Property); and

              (c) all rents, income, issues, profits, royalties, and other benefits derived or to be derived from the Real Property, Improvements, and Fixtures (all of which are called "Rents") and all of Borrower's interest in any lease, license or other agreement pursuant to which any Rents are payable (all of which are called "Leases").

         2. All the right, title, interest, claims, or demands, including without limitation claims to the proceeds of any insurance which Borrower now has or may hereafter acquire with respect to any Property and all awards made for the taking of the whole or any part of the Property by eminent domain or by any proceeding or the proceeds of any purchase or transfer in lieu thereof, including without limitation, any awards resulting from a change of grade or streets or for severance damages.

         3. All real property hereafter acquired by Borrower which is made a part of the lot(s) or parcel(s) which presently constitute(s) the Real Property on the tax maps of the county auditor for so long as such after-acquired real property shall be a part of such lot(s) or parcel(s) (Borrower shall execute and deliver to Lender such instruments as Lender may require to confirm the lien of this Mortgage on the additional property covered by this clause. This clause is intended to insure that the lien of this Mortgage shall always encumber one or more complete lots or parcels on the tax maps in the office of the auditor of the county in which the Real Property is located so that the ability to transfer the Real Property under Article 6 shall not be defeated or hindered by any alteration of the lot(s) or parcel(s) which presently constitute(s) the Real Property on such tax maps.)


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AND Borrower grants to Lender a security interest in and to Borrower's right, title and interest in the following described property:

         4. All machinery, furniture, equipment, trade fixtures, appliances, inventory and all other goods (as "equipment," "inventory" and "goods" are defined for purposes of Article 9 ("Article 9") of the Uniform Commercial Code as adopted in the State) now or hereafter located in or on or used or usable in connection with the Land, Improvements, or Fixtures and replacements, additions, and accessions thereto, including without limitation those items which are to become fixtures or which are building supplies and materials to be incorporated into an Improvement or Fixture.

         5. All accounts, contract rights, general intangibles, instruments, documents, and chattel paper [as "accounts", "contract rights", "general intangibles", "instruments", "documents", and "chattel paper", are defined for purposes of Article 9] now or hereafter arising in connection with the business located in or on or used or usable in connection with the Real Property, Improvements, or Fixtures, and replacements, additions, and accessions thereto.

         6. All franchises, permits, licenses, operating rights, certifications, approvals, consents, authorizations and other general intangibles regarding the use, occupancy or operation of the Improvements, or any part thereof, including without limitation, certificates of need, state health care facility licenses, and Medicare and Medicaid provider agreements, to the extent permitted by law.

         7. Unless expressly prohibited by the terms thereof, all contracts, agreements, contract rights and materials relating to the design, construction, operation and management of the Improvements, plans, specifications, drawings, blueprints, models, mock-ups, brochures, flyers, advertising and promotional materials and mailing lists.

         8. All ledger sheets, files, records, computer programs, tapes, other electronic data processing materials, and other documentation relating to the preceding listed property or


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otherwise used or usable in connection with the Real Property and Improvements.

         9. The products and proceeds of the preceding listed property, including without limitation cash and non-cash proceeds, proceeds of proceeds, and insurance proceeds.

         TO HAVE AND TO HOLD the same with all of the rights, privileges and appurtenances thereto belonging unto Lender, its successors and assigns forever in accordance with the terms and conditions set forth herein.

                                ARTICLE 1:  WARRANTIES

1.1 Borrower covenants with Lender and its successors and assigns that:
Borrower is lawfully seized in fee simple of the Property; the Property is free from all mortgages, liens, charges, claims, security interests, pledges, collateral assignments, leases, attachments, levies, encroachments, rights of way, restrictions, assessments, and all other encumbrances and title matters of every kind or nature whatsoever, except for the exceptions listed on Exhibit B attached hereto (the "Permitted Exceptions"); Borrower has good right to mortgage, sell and convey the same; and Borrower does warrant and will defend the Property to Lender and its successors and assigns, forever, against all claims and demands except the Permitted Exceptions.

                                 ARTICLE 2:  PURPOSES

2.1 SECURED OBLIGATIONS. This Mortgage secures performance of the following obligations (the "Secured Obligations") of Borrower:

2.1.1 PAYMENT OF CREDIT EXTENDED. The payment of the indebtedness of Borrower to Lender in the original principal amount of $3,890,625.00 ($2,731,520.20 prior to consolidation) plus interest on the unpaid balance thereof, which indebtedness is evidenced by a promissory note ("Note") made by Borrower and delivered to Lender on this date, and any extensions, modifications, substitutions or renewals of the indebtedness or Note, and which is due and payable on the Renewal Date set forth in the Note, as extended from time to time.


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2.1.2    OBLIGATIONS UNDER LOAN DOCUMENTS.  The performance of all obligations of Borrower under the Loan Agreement (defined in Section 2.6), the Note, this Mortgage and all other documents executed by Borrower in connection therewith, any extensions, modifications or renewals thereof, and any documents executed in substitution therefor (collectively, the "Loan Documents").

2.1.3 ADVANCES TO PROTECT PROPERTY. The payment of unpaid balances of all advances made by Lender for the payment of taxes, assessments, insurance premiums, or costs incurred for the protection of the Property.

2.1.4 FUTURE ADVANCES. The payment of any unpaid balances of loan advances which Lender may make or may be obligated to make under this Mortgage or the Loan Agreement at any time after this Mortgage is delivered to the recorder for record to the extent that the total unpaid loan indebtedness, exclusive of interest thereon, does not exceed the maximum amount of $6,000,000.00 which may be outstanding at any time and from time to time.

2.1.5 OTHER FUTURE ADVANCES. With respect to items of Property in which no interest arises under real estate law and with respect to all items of Property which are or are to become Fixtures as defined for purposes of Article 9, the repayment of ALL advances made and value extended hereafter by Lender to or on behalf of Borrower, whether or not made or extended pursuant to an existing commitment.

2.1.6 BORROWER'S OBLIGATIONS. As used herein, "Borrower's Obligations" means, collectively, all of the Secured Obligations required to be paid or performed by Borrower.

2.2 COMBINATION OF INSTRUMENTS. This Mortgage combines a real estate mortgage, an assignment of rents and leases, a security agreement, a fixture filing, and a financing statement into one document and shall be construed accordingly.

2.3 OPEN-END MORTGAGE. For all items of the Property in which an interest arises under real estate law, this is an open-end mortgage which secures payment of future advances.


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2.4      SECURITY AGREEMENT.  For all Fixtures and all items of Property in which no interest arises under real estate law, this Mortgage is also a security agreement under Article 9. To the extent that this Mortgage is a security agreement, it secures all future advances made and value hereafter extended to or on behalf of Borrower.

2.5 FINANCING STATEMENT AND FIXTURE FILING. This Mortgage, a carbon copy, a photographic copy, or other reproduction of it or a financing statement is sufficient as a financing statement and may be filed as such. As a financing statement, this Mortgage covers items of collateral which are or which may become fixtures in addition to personal property. If this Mortgage or any reproduction of it is filed as a financing statement: Borrower is the debtor; Lender is the secured party; an address of Lender from which information concerning the security interest may be obtained is Lender's address set forth at the beginning; and a mailing address of Borrower is Borrower's address at the beginning.

2.6 LOAN AGREEMENT. This Mortgage is subject to a certain Loan Agreement ("Loan Agreement") executed by Borrower and Lender on even date. The Loan Agreement sets forth, among other things, the terms and conditions under which Lender is obligated to advance up to the full amount of the Note and may make non-obligatory advances, all of which are secured by this Mortgage. The Loan Agreement is hereby incorporated herein and made a part hereof as though fully rewritten herein including the defined terms. No defenses, offsets, or counterclaims available to Borrower arising out of the Loan Agreement or Note shall be valid or effective against any collateral transferee of this Mortgage or the Note or its successors or assigns after this Mortgage and the Note are collaterally assigned by Lender to one or more transferees who are providing financing to Lender, and Borrower hereby expressly waives all such defenses, offsets, or counterclaims to that extent. Borrower does not waive any such defenses, offsets or counterclaims against an absolute transferee of this Mortgage or the Note who acquired the same pursuant to a purchase of Lender's interest in the Loan. A copy of the Loan Agreement is maintained at the offices of Lender and may be inspected by interested persons.

2.7 INTERPRETATION. This Mortgage form is and shall be construed accordingly to reflect the fact that the credit giving


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rise to the Secured Obligations would not have been extended by Lender but for the security provided by this Mortgage. Where the sense requires it, the singular may be read as the plural or the reverse and any gender may be read as any other gender.

2.8 CONSOLIDATION. This Mortgage is the "Mortgage" referred to in the Mortgage Consolidation, Spreader and Modification Agreement between Lender and Borrower dated as of the Effective Date.

                                ARTICLE 3:  COVENANTS

3.1 OBLIGATIONS. Borrower shall pay and perform all of Borrower's Obligations when due and required.

3.2 IMPOSITIONS.

3.2.1 Borrower shall pay, not later than one day prior to the date such Impositions become delinquent, all real estate taxes, personal property taxes, general and special assessments, water and sewer rents and charges, license fees, all charges which may be imposed for the use of vaults, chutes, areas and other space beyond the lot line and abutting the public sidewalks in front of or adjoining the Property, and all other governmental levies and charges (collectively, the "Impositions") of every kind and nature whatsoever, general and special, ordinary and extraordinary, foreseen and unforeseen, which shall be assessed, levied, confirmed, imposed or become a lien upon or against the Property or any part thereof, or which shall become due and payable with respect thereto, unless contested in good faith as permitted by the Loan Agreement. Borrower shall deliver to Lender [i] not more than 5 days after the due date of each Imposition, a copy of the invoice for such Imposition and the check delivered for payment thereof; and [ii] not more than 30 days after the due date of each Imposition, a copy of the official receipt evidencing such payment or other proof of payment satisfactory to Lender. If any law of any government having jurisdiction over the Property is enacted after this date [i] deducting from the value of land for the purpose of taxation any lien thereon; [ii] imposing upon Lender the payment of the whole or any part of the Imposition which is required to be paid by Borrower hereunder; or [iii] changing in any way laws relating to the taxation of deeds of trust or debts


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secured by deeds of trust or mortgage interests in the Property, or the manner of collection of taxes, in any such case, so as to affect this Mortgage or the Secured Obligations, then Borrower, upon 30 days' notice from Lender, shall pay such Imposition or reimburse Lender therefor. Borrower shall have no liability for Lender's corporate franchise tax.

3.2.2 Borrower shall pay, or reimburse Lender for, all sales taxes, intangible taxes, mortgage taxes, gross receipts taxes, documentary stamp taxes, mortgage assignment taxes, transfer taxes and similar taxes imposed on Lender relating to the Secured Obligations, Note, this Mortgage, or the indebtedness secured by this Mortgage, the collection of the indebtedness or the foreclosure of the lien of this Mortgage. At the direction of Lender, Borrower shall pay or reimburse Lender for such taxes 30 days after Lender gives notice to Borrower.

3.3 INSURANCE.

3.3.1 Borrower shall maintain in full force and effect an extended coverage policy ("Policy") of insurance in a nonreporting form insuring against "All Risk" of physical loss or damage to the Improvements, including but not limited to risk of loss from fire and other hazards, collapse, transit coverage, vandalism, malicious mischief, theft, earthquake, sinkholes, testing, and damage resulting from defective workmanship or material. The policy shall be in the amount of the full replacement value of the Improvements and shall contain a deductible amount acceptable to Lender. Lender shall be named as mortgagee and loss payee under a standard non-contributing lender's loss payable clause. At all times during which Improvements are being constructed on the Real Property, the Policy shall include a builder's completed value risk policy and shall otherwise satisfy the foregoing requirements.

3.3.2 Borrower shall maintain in full force and effect consequential loss of rents and income coverage insuring against "All Risk" of physical loss or damage with limits and deductible amounts acceptable to Lender covering risk of loss during the first 9 months of reconstruction.

3.3.3 If the Property is located, in whole or in part, in a federally designated 100-year flood plain area, Borrower shall


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maintain in full force and effect flood insurance for the Improvements in an amount equal to the lesser of [i] the full replacement value of the Improvements; or [ii] the maximum amount of insurance available for the Improvements under all federal and private flood insurance programs.

3.3.4 Borrower shall maintain in full force and effect liability insurance against the following:

           [i]     Claims for personal injury or property damage commonly
covered by commercial general liability insurance with endorsements for incidental malpractice, blanket contractual, personal injury, owner's protective liability, voluntary medical payments, products and completed operations, broad form property damage, and extended bodily injury, with a combined single limit of not less than $5,000,000.00 per occurrence for bodily injury, death and property damage.

          [ii]     Claims for personal injury and property damage commonly
covered by commercial automobile liability insurance, covering all owned and non-owned automobiles, with a combined single limit of not less than $5,000,000.00 per occurrence for bodily injury, death and property damage.

         [iii]     Claims commonly covered by worker's compensation insurance for all persons employed by Borrower on the Property. Such worker's compensation insurance shall be in accordance with the requirements of all applicable local, state, and federal law.

3.3.5 Borrower shall comply with the following insurance requirements throughout the term of the loan:

            [i]    The form and substance of all policies shall be subject to the approval of Lender, which approval will not be unreasonably withheld.

            [ii]   The carriers of all policies shall have a Best's Rating of
"A" or better and a Best's Financial Category of XII or larger and shall be authorized to do insurance business in the State.


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          [iii]    Borrower shall be the "named insured" and Lender shall be
the "additional insured" on each liability policy.

           [iv]    Borrower shall deliver to Lender policies or other
satisfactory evidence showing the required coverages and endorsements. The policies of insurance shall provide that no cancellation, reduction in amount or material change in coverage shall be effective until at least thirty (30) days after written notice to Lender.

            [v]    Borrower shall notify Lender of any loss or damage to the
Property in excess of $50,000.00 which is or may be covered by any insurance immediately after the occurrence thereof. Borrower shall promptly adjust and compromise any insurance claims and, if Borrower fails (in Lender's good faith judgment) to promptly adjust and compromise such claims, Lender shall have the right, but not the obligation, on behalf of Borrower, to adjust and compromise any claims under such insurance, collect and receive the proceeds thereof and execute and deliver all proofs of loss, receipts, vouchers and releases in connection with such claims. Except as provided herein, Borrower shall not adjust or compromise any claims under such insurance, or collect and receive the proceeds thereof, without the written consent of Lender. Lender is hereby irrevocably appointed attorney-in-fact for Borrower for such purposes, and Borrower shall, upon request of Lender, execute any proofs of loss, vouchers and releases in connection with such claims.

           [vi]    Borrower may carry the insurance required hereunder under a blanket policy of insurance, provided that the coverage afforded Lender will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all of the requirements of this Mortgage.

          [vii]    Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss with that required in this section or increase the amounts of any then existing policy by securing an additional policy or policies unless all parties having an insurable interest in the subject matter or the insurance, including Lender, are included therein as an additional insured and the losses payable under said insurance in the same manner as losses are payable under this Agreement.


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Borrower shall immediately notify Lender of the taking out of any such separate insurance or the increasing of any of the amounts of the then existing insurance by securing an additional policy or additional policies.

         [viii]    Borrower acknowledges that Lender may collaterally assign
the loan as security for any loan or loans to Lender. Borrower shall, within seven (7) days after a request from Lender, deliver to Lender certificates of insurance naming any such lender as an additional insured.

           [ix]    Borrower hereby assigns to Lender all unearned premiums as further security for the Secured Obligations and the transfer of title to the Property by any means, including without limitation, sale pursuant to any remedy permitted by this Mortgage, shall constitute an assignment to Lender or other purchaser of all right, title, and interest of Borrower in and to proceeds from such policy attributable to loss or damage occurring prior to the transfer of title to the Property.

            [x]    At least thirty (30) days prior to the expiration of each
policy, Borrower shall deliver to Lender a certificate showing renewal of such policy and payment of the annual premium therefor.

3.4 FUNDS FOR IMPOSITIONS AND INSURANCE.

3.4.1 After an Event of Default, Borrower shall pay to Lender a sum (called "Funds") equal to one-twelfth of the yearly payments for Impositions and insurance on the Property, as may be reasonably estimated by Lender, together with the monthly payments to be made under the Note. The Funds paid to Lender shall be used to make the specified payments and as additional security for the Secured Obligations.

3.4.2 The Funds shall be deposited by Lender with an institution the deposits or accounts of which are insured or guaranteed by federal or state agency, and shall not be deemed to be funds held in trust, and may be held with the general funds of such depository. The funds shall be placed in an interest-bearing account. All interest thereon shall be considered "Funds".


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3.4.3    If the amount of the Funds held by Lender together with future monthly installments of Funds payable prior to the due dates of the Impositions and the insurance on the Property shall not be sufficient to make payments as they fall due, Borrower shall pay to Lender the amount necessary to pay the deficiency within ten (10) days after the date from which Lender gives notice requesting payment thereof.

3.4.4 Upon performance in full of the Secured Obligations, Lender shall promptly refund to Borrower any Funds held by Lender.

3.4.5 If the Property is sold or acquired by Lender, Lender shall apply any Funds then held by Lender as a credit against the Secured Obligations.

3.4.6 Lender has the right to make payments for which it is holding Funds, and at its election, to make other payments required to be made by Borrower.

3.5 APPLICATION OF PAYMENTS. All payments and proceeds of sale received by Lender under this Mortgage shall be credited as set forth in the Note.

3.6 CHARGES AND LIENS.

3.6.1    PAYMENTS.  Except to the extent Borrower makes payments therefor under
Section 3.4 and except for items being contested in good faith in compliance with the requirements of the Loan Agreement, Borrower shall promptly pay before delinquent taxes, assessments, levies, and any other charges which have or may become a lien on any of the Property.

3.6.2 NOTICE AND RECEIPTS. Borrower shall promptly furnish to Lender all notices of amounts due under this Section 3.6 and receipts evidencing payment of such amounts.

3.7 PRESERVATION OF PROPERTY. Borrower shall keep the Property in good repair, and shall neither commit waste nor permit impairment or deterioration of the Property.

3.8 PROTECTION OF SECURITY. If Borrower fails to perform Borrower's agreements under this Mortgage or if any action or


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proceeding is commenced which materially affects Lender's interest in the
Property, including without limit any proceeding concerning eminent domain, insolvency, any decedent, or enforcement of any ordinance, legislation, or regulation, then Lender is authorized to make such appearances, disburse such sums, and take such action that Lender reasonably determines is necessary or desirable to protect the Property and Lender's interest therein, including, without limit the disbursement of sums for payment of reasonable attorneys' fees, taxes, assessments, insurance premiums, costs incurred for the protection of the Property, and the entry upon the Property to make repairs.

3.9 INSPECTION. After reasonable notice to Borrower, Lender or any person authorized by Lender may enter upon and inspect any of the Property at all reasonable times.

3.10 EMINENT DOMAIN. If the Property or any part thereof becomes the subject of any proceeding ("Condemnation") for the taking of property or any conveyance in lieu thereof, the following provisions shall apply.

3.10.1 NOTICE OF CONDEMNATION. Borrower shall give written notice of the Condemnation to Lender within three business days after Borrower is notified of the Condemnation. Within 30 days after Borrower is notified of the Condemnation, Borrower shall provide the following information to Lender: [i] the date of the Condemnation; [ii] the nature of the Condemnation; [iii] a description of the portion of the Property affected by the Condemnation; [iv] a preliminary estimate of the cost to repair, rebuild, restore or replace the Property; [v] a preliminary estimate of the schedule to complete the repair, rebuilding, restoration or replacement of the Property; and [vi] a description of the anticipated settlement amount and the expected settlement date. Within five (5) days after request from Lender, Borrower will provide Lender with copies of all correspondence relating to the Condemnation and any other information reasonably requested by Lender.

3.10.2 PROCEEDS. Borrower shall pay or cause to be paid to Lender so much of the award or compensation resulting therefrom ("Proceeds") as is attributable to the Property, up to the outstanding amount of Borrower's Obligations, and Borrower hereby

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directs such payments to be made directly to Lender and hereby assigns to Lender
Borrower's rights thereto. Lender may apply all or any part of the Proceeds, after deducting all costs and expenses (regardless of the nature thereof and whether incurred with or without suit, including without limit reasonable attorneys' fees) incurred by Lender in connection with the Proceeds, either to the payment of Borrower's Obligations (without payment of any prepayment fee) or to the restoration of the Property upon such conditions as Lender may require. Notwithstanding the foregoing, if the amount of Proceeds does not exceed $250,000.00 and there is no existing uncured Event of Default hereunder, Borrower shall have the right to require that the Proceeds be applied to the restoration of the Property which shall be upon such conditions as Lender may require.

3.10.3 INTERVENTION BY LENDER. Lender is hereby authorized, but not required, to intervene at any time in any such proceedings, settlement thereof, or conveyance in lieu thereof, to prosecute or to settle any such proceedings or conveyance; and to collect the Proceeds resulting therefrom; all on behalf of and in the name of Borrower and Lender and according to Lender's sole discretion.

3.10.4 DEFENSE BY BORROWER. If Lender does not do so under Section 3.10.3, Borrower shall defend, protect, and uphold the value of the Property and Lender's rights to receive any portion of the Proceeds attributable to the value of the Property; however, Borrower shall consult with Lender throughout such proceedings and prior settlement thereof or any conveyance in lieu thereof and abide by Lender's directions concerning such proceedings, settlement, or conveyance.

3.10.5 BORROWER'S OBLIGATIONS. Borrower's obligation to make payment on Borrower's Obligations shall not abate pending any repair or restoration of the Property due to the Condemnation. In addition, Borrower shall reimburse Lender, within ten (10) days after demand, for all costs, expenses, and fees (including architect and engineer fees) incurred by Lender in connection with any repair or restoration of the Property due to the Condemnation.

3.10.6 CONDEMNATION PROCEEDS NOT TRUST FUNDS. Notwithstanding anything in this Mortgage or at law or equity to the contrary, none of the Proceeds paid to Lender shall be deemed trust funds, and


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Lender shall be entitled to dispose of such proceeds as provided in this Section
3.10. Borrower expressly assumes all risk of loss, including a decrease in the use, enjoyment, or value, of the Property from any Condemnation.

3.11     OTHER MORTGAGES AND LIENS.

3.11.1 PRIOR MORTGAGES. If any of the Property is subject or becomes subject to a lien prior to the lien of this Mortgage, the following provisions shall apply.

           [i]     Borrower shall pay when due all amounts required to be paid under any obligation secured by a prior lien and shall otherwise perform all of the obligations of Borrower hereunder.

          [ii]     Borrower shall not request, accept, or permit payment to
Borrower of any loan amount or disbursement the repayment of which is secured by any prior mortgage without prior express written consent from Lender.

         [iii]     Borrower shall be in compliance with Sections 3.3 and 3.4 if
Borrower pays the Impositions and maintains the insurance coverage required under any prior mortgage to which Lender has expressly consented.

          [iv]     A default in any prior mortgage shall be a default under
this Mortgage.

           [v]     Lender may cure any defaults of Borrower under any prior
Mortgage or pay, in whole or in part, any prior lien, and, to the extent of such payments, Lender shall be subrogated to the rights and lien of the prior lien; however, any prior lien rights to which Lender may become subrogated shall not merge with the lien of this Mortgage.

3.11.2 NO MERGER OF LIENS. Lender may at any time during the term of this Mortgage hold more than one lien against the Property or any part thereof. All such liens held by Lender shall remain separate and distinct from each other and each shall retain its individual priority and shall not merge with any other lien held by Lender, unless and until Lender executes and records an instrument expressly merging any such liens. If a default in this Mortgage occurs, Lender may foreclose upon any lien against the Property held by it in such order and at such times as Lender may elect. If Lender acquires title to the Property other than through foreclosure of this Mortgage, the lien of this Mortgage shall continue and shall not merge with Lender's title to the Property.

3.11.3 NO CONSENT. Nothing in this Section 3.11 shall be construed to mean that Lender consents to any lien prior to the lien of this Mortgage. Lender consents only to the Permitted Exceptions.

3.12 ADVANCES AND DEFAULT RATE. Any payment made by Lender that Lender has the right to make under any term of this Mortgage (except for payments from Funds for which Funds have been deposited by Borrower) and expenses incurred and payments made by Lender in taking action authorized by this Mortgage shall be indebtedness of Borrower secured by this Mortgage, shall be payable upon demand, shall bear interest at the Default Rate (as defined in the Note) from the date of disbursement, and shall be deemed advances under subsections 2.1.3, 2.1.4 and 2.1.5.

3.13     DAMAGE, DESTRUCTION AND REBUILDING.

3.13.1 NOTICE OF CASUALTY. If the Property shall be destroyed, in whole or in part, or damaged by fire, flood, windstorm or other casualty (a "Casualty"), Borrower shall give written notice thereof to Lender within three business days after the occurrence of the Casualty. Within 30 days after the occurrence of the Casualty, Borrower shall provide the following information to Lender: [i] the date of the Casualty; [ii] the nature of the Casualty; [iii] a description of the damage or destruction caused by the Casualty including the type of Property damaged and the area of the Improvements damaged; [iv] a preliminary estimate of the cost to repair, rebuild, restore or replace the Property; [v] a preliminary estimate of the schedule to complete the repair, rebuilding, restoration or replacement of the Property; [vi] a description of the anticipated property insurance claim including the name of the insurer, the insurance coverage limits, the deductible amount, the expected settlement amount, and the expected settlement date; and [vii] a description of the business interruption claim including the name of the insurer, the insurance coverage limits, the deductible amount, the expected settlement amount, and the expected settlement date. Within five (5) days after request from Lender, Borrower will provide Lender with copies of all correspondence to the insurer and any other information reasonably requested by Lender.

3.13.2 APPLICATION OF INSURANCE PROCEEDS. Lender may elect either to [i] require the Borrower to rebuild or repair the Property according to plans and specifications approved in writing by Lender and upon such conditions as Lender may reasonably require; or [ii] apply the net proceeds of insurance against the Borrower's Obligations (without payment of any prepayment fee) to be credited as set forth in the Note. Notwithstanding the foregoing, if the amount of insurance proceeds does not exceed $250,000.00 and there is no existing uncured Event of Default hereunder, Borrower shall have the right to require that the proceeds be applied to the restoration of the Property which shall be upon such conditions as Lender may require. All net proceeds of insurance policies resulting from claims for casualty to the Property or any element thereof shall be paid to and held by Lender subject to the provisions of this Mortgage.

3.13.3 REPAIR. In the event Lender elects to have the Property rebuilt or repaired [i] the Borrower shall promptly repair or rebuild the Property in a good and workmanlike manner, in compliance with all laws and regulations, and in accordance with plans and specifications, construction budget and construction schedule approved by Lender; and [ii] Lender shall apply so much of the net proceeds of such insurance as may be necessary to pay or reimburse the costs of such repair or rebuilding, either on completion thereof or as the work progresses.

3.13.4 INSUFFICIENT PROCEEDS. If the proceeds of any insurance settlement are not sufficient to pay the costs of such repair, rebuilding or restoration in full, Borrower shall deposit with Lender at Lender's option, and within ten (10) days of Lender's request, an amount sufficient in Lender's judgment to complete such repair, rebuilding or restoration. Borrower shall not, by reason of the deposit or payment, be entitled to any reimbursement from Lender or diminution in or postponement of the payments to Lender on the Note.

3.13.5 NO ABATEMENT; EXPENSES. Borrower's obligation to make payments on Borrower's Obligations shall not abate pending the repairs or rebuilding of the Property. Borrower shall pay the costs, expenses and fees of any architect or engineer employed by Lender to review any plans and specifications and to supervise and approve the repairs or rebuilding of the Property.

3.13.6 NOT TRUST FUNDS. Notwithstanding anything herein or at law or equity to the contrary, none of the insurance proceeds paid to Lender as herein provided shall be deemed trust funds, and Lender shall be entitled to and shall be obligated to dispose of such proceeds as provided in this Section 3.13. Borrower expressly assumes all risk of loss, including a decrease in the use, enjoyment or value, of the Project from any casualty whatsoever, whether or not insurable or insured against.

3.14 APPLICATION OF ADVANCES. Borrower will, in compliance with Section 13 of the Lien Law, receive the advances secured hereby and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

                   ARTICLE 4:  TRANSFER OF THE PROPERTY; ASSUMPTION

4.1 BORROWER'S SUCCESSORS. This Mortgage shall be binding upon Borrower's successors and assigns shall be binding upon and inure to the benefit of Lender and its successors and assigns; however, Borrower may neither assign Borrower's rights under this Mortgage nor delegate Borrower's duties under this Mortgage without the express written consent of Lender.

4.2 NO TRANSFER. Except for [i] transfers made in connection with Permitted Liens (as defined in the Loan Agreement); and [ii] residency agreements with the residents of the Property, Borrower shall not sell, lease, grant a lien on or security interest in, or otherwise transfer or encumber all or any part of the Property or any legal or equitable interests therein.

4.3 NO RELEASE OF BORROWER. No sale, transfer, or encumbrance of the Property or of Borrower's rights under this Mortgage and the

Note and no delegation of Borrower's obligations under this Mortgage or any other Borrower's Obligations shall release Borrower from liability for any Borrower's Obligations unless: [i] Lender and such transferee or delegee agree in writing that such transferee or delegee is satisfactory to Lender and that such transferee or delegee shall perform Borrower's Obligations and pay such interest thereon as Lender may request, and [ii] Lender delivers to Borrower a written release.

                             ARTICLE 5:  LEASES AND RENTS

5.1 ASSIGNMENT OF RENTS. Borrower hereby authorizes Lender or Lender's agents to collect the Rents and hereby directs each tenant of the Property to pay the Rents to Lender or Lender's agents; provided, however, that prior to the occurrence of an Event of Default under this Mortgage, Borrower shall collect and receive all Rents as trustee for the benefit of Lender and Borrower, shall apply the Rents so collected to the amount then due and payable under this Mortgage with a balance, so long as no Event of Default has occurred, to the account of Borrower, it being intended by Borrower and Lender that this assignment of Rents constitutes an absolute assignment and not an assignment for additional security only. Upon the occurrence of an Event of Default and without the necessity of Lender entering upon and taking and maintaining full control of the Property in person, by agent or by a receiver, Lender shall immediately be entitled to possession of all Rents as the same become due and payable, including but not limited to, Rents then due and unpaid, and all such Rents shall immediately upon delivery be held by Borrower as trustee for the benefit of Lender only. Borrower agrees that after an Event of Default has occurred, each tenant of the Property shall pay such Rents to Lender or Lender's agent on Lender's written demand to each tenant therefor, delivered to each tenant personally or by mail, without any liability on the part of said tenant to inquire further as to the existence of a default by Borrower. Borrower hereby covenants that Borrower has not executed any prior assignment of Rents, that Borrower has not performed, and will not perform any acts which would prevent Lender from exercising its rights under this section. Borrower covenants that Borrower will not hereafter collect or accept payment of any Rents more than one month prior to the due dates of such Rents nor (excepting payment of arrears) in an amount referable to a period exceeding one month, except that Borrower may require prepayment of such Rents and other monies by way of security for performance of any lessee's or other obligor's covenants under any Lease if the amount of such a prepayment is promptly paid over to Lender and applied to Borrower's Obligations. Borrower further covenants that Borrower will execute and deliver to Lender such further assignments of Rents as Lender may from time to time request.

5.2 COMPLIANCE WITH LEASES. Borrower shall comply with all Leases and shall notify Lender if Borrower is unable to do so or determines that it will be unable to do so for any significant terms. Lender may do whatever it determines is necessary to insure that all Leases continue in effect whenever Lender determines that Borrower is or may be unable to perform any significant term of the Leases.

5.3 MODIFICATION OF LEASES. Borrower shall not significantly change the terms of any Lease and shall not reduce any rent without the prior written consent of Lender.

5.4 NO DELEGATION OF BORROWER'S DUTIES AND INDEMNITY. Borrower does not hereby delegate to Lender Borrower's duties under the Leases and Lender shall not be obligated to discharge such duties. Borrower shall indemnify Lender and hold it harmless from all claims, regardless of merit, in any way arising out of the Leases and the assignment to Lender of the Leases and Rents and any expenses related to such claims, including without limitation attorneys' fees. Borrower shall reimburse Lender for any claims paid or expenses incurred by Lender which fall within the preceding indemnity immediately upon demand.

5.5 SUBORDINATION OF LEASES. All Leases and the rights of tenants thereunder shall be subordinate to the lien of this Mortgage and to all terms, conditions and provisions hereof, and to any renewal, consolidation, extension, modification or replacement hereof, and every Lease shall provide for such subordination therein.

5.6 ATTORNMENT. The tenant of any Lease shall attorn to anyone, including Lender, who acquires the lessor's interest in the Lease and the Property ("Purchaser"), whether by foreclosure sale or otherwise. The tenant's attornment shall be effective immediately upon the Purchaser's succession to the lessor's interest and the

Lease shall continue in effect between Purchaser as lessor and the tenant without any further act of Purchaser, Lender or the tenant. Purchaser shall have no liability for any act, omission or obligation of the previous lessor. Every Lease shall provide for such attornment therein.

                   ARTICLE 6:  DEFAULT, ACCELERATION, AND REMEDIES

6.1 EVENT OF DEFAULT. The occurrence of any Event of Default under the Loan Agreement shall constitute an Event of Default under this Mortgage.

6.2 RIGHTS AND REMEDIES UPON DEFAULT. Whenever any Event of Default occurs, Lender may take any one or more of the following remedial steps concurrently or successively in addition to any other remedies under the Loan Documents, at law or in equity, to the extent permitted by applicable law.

6.2.1 The Secured Obligations shall be immediately due and payable, without presentment of any kind, demand, notice of dishonor, protest, or other notice of any kind, all of which Borrower hereby waives.

6.2.2 Lender may enter and take possession of the Property without terminating this Mortgage, and complete construction of the Improvements (or any part thereof) and perform the obligations of Borrower under the Loan Documents.

6.2.3 To the extent permitted by law and in accordance with all applicable law, Lender may exercise its power of sale.

6.2.4 Lender may foreclose this Mortgage or accept delivery of a deed in lieu of foreclosure. In any foreclosure or sale, the Property may be sold in one or more parcels, lots, or groups (including mixtures of personal and real property, or separately, any provision of law to the contrary notwithstanding) and, to the extent permitted by law, Lender shall be under no obligation either to marshal any assets of the Borrower or to marshal any portions of the Property.

6.2.5 Lender may sue Borrower directly to collect any monies then due and may take any action at law or equity (including bringing an action for a mandatory injunction, restraining order or specific performance) to enforce performance of Borrower's Obligations.

6.2.6 For any security in which no interest arises under real estate law, Lender may exercise its rights as a secured party under Article 9. Borrower agrees that a commercially reasonable manner of disposition of the Property subject to security interests under Article 9 shall include, without limitation and at the option of Lender, the sale of the Property in whole or in part, concurrently with the foreclosure sale of the Property in accordance with the provisions of this Mortgage.

6.2.7    Lender may terminate its obligation to disburse loan proceeds.

6.2.8 Lender may, and is hereby authorized by Borrower, at any time or from time to time, to the fullest extent permitted by law, without advance notice to Borrower (any such notice being expressly waived by Borrower) to set-off and apply any and all sums held by Lender, any indebtedness of Lender to Borrower, any and all claims by Borrower against Lender, against any obligations of Borrower hereunder, and against claims by Lender against Borrower, whether or not such obligations or claims of Borrower are matured and whether or not Lender has exercised any other remedies hereunder.

6.2.9 In any action or proceeding to foreclose this Mortgage, or upon actual or threatened waste to any part of the Property, Lender may apply, without notice to Borrower, for the appointment of a receiver ("Receiver") of the Property. Unless prohibited by law, such appointment may be made either before or after sale, without notice, without regard to the solvency or insolvency of Borrower at the time of application for such Receiver and without regard to the then value of the Property, and Lender may be appointed as Receiver. The Receiver shall have the power to collect the rents, issues and profits of the Property during the pendency of the foreclosure and, in case of a sale and deficiency during the full statutory period of redemption, whether there be redemption or not, as well as during any future times, if any, when Borrower, except for the intervention of such Receiver, would be entitled to collect such rents, issues and profits, and all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Property during the whole of said proceeding. All sums of money received by the Receiver from such rents and income, after deducting therefrom the reasonable charges and expenses paid or incurred in connection with the collection and disbursement thereof, shall be applied to the payment of the Secured Obligations or applied to remedy any default hereunder as Lender may direct. Borrower, if requested to do so, will consent to the appointment of any such Receiver as aforesaid.

6.2.10 Lender may obtain control over and collect all accounts, contract rights, instruments, documents, or chattel paper of Borrower now owned or existing or hereafter arising or acquired (the "Receivables") and apply the proceeds of the collections to satisfaction of the Secured Obligations unless prohibited by law. Borrower appoints Lender or its designee as attorney for Borrower with powers [i] to receive, to indorse, to sign and/or to deliver, in Borrower's name or Lender's name, any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, and to waive demand, presentment, notice of dishonor, protest, and any other notice with respect to any such instrument; [ii] to sign Borrower's name on any invoice or bill of lading relating to any Receivable, drafts against account debtors, assignments and verifications of Receivables, and notices to account debtors; [iii] to send verifications of Receivables to any account debtor; and [iv] to do all other acts and things necessary to carry out this Mortgage Instrument. Lender shall not be liable for any omissions, commissions, errors of judgment, or mistakes in fact or law made in the exercise of any such powers. At Lender's option, Borrower shall [i] provide Lender a full accounting of all amounts received on account of Receivables with such frequency and in such form as Lender may require, either with or without applying all collections on Receivables in payment of Borrower's Obligations secured hereby or [ii] deliver to Lender on the day of receipt all such collections in the form received and duly indorsed by Borrower. At Lender's request, Borrower shall institute any action or enter into any settlement determined by Lender to be necessary to obtain recovery or redress from any account debtor in default of Receivables. Lender may give notice of its security interest in the Receivables to any or all account debtors with instructions to make all payments on Receivables directly to Lender, thereby terminating Borrower's authority to collect Receivables. After terminating Borrower's authority to enforce or collect Receivables, Lender shall have the right to take possession of any or all Receivables and records thereof and is hereby authorized to do so, and only Lender shall have the right to collect and enforce the Receivables. Prior to the occurrence of an Event of Default, at Borrower's cost and expense, but on behalf of Lender and for Lender's account, Borrower shall collect or otherwise enforce all amounts unpaid on Receivables and hold all such collections in trust for Lender, but Borrower may commingle such collections with Borrower's own funds, until Borrower's authority to do so has been terminated, which may be done only after an Event of Default. Notwithstanding any other provision hereof, Lender does not assume any of Borrower's obligations under any Receivable, and Lender shall not be responsible in any way for the performance of any of the terms and conditions thereof by Borrower.

6.2.11 Lender may take any other action which Lender is entitled to take under any law, equity, or the Loan Documents.

6.2.12 Lender may, at its option, but without any obligation so to do, and without waiving or releasing Borrower from any of the agreements and covenants in the Loan Documents, pay any sum or perform any act or take such action as Lender may deem necessary or desirable in order to protect the lien of this Mortgage, the Property or otherwise in the sole discretion of Lender. Borrower hereby grants to Lender, and agrees that Lender shall have, after the occurrence of one or more Events of Default, the absolute and immediate right to enter in and upon the Property or any part thereof to such extent and as often as Lender, in its reasonable discretion, deems necessary or desirable for such purpose. Lender may pay and expend such sums of money as it may, in its reasonable discretion, deem necessary for the purposes stated herein. Borrower hereby agrees to pay to Lender, on demand, all such sums so paid or expended by Lender, together with interest thereon from the date of each such payment or expenditure at the default rate specified in the Note.

6.3 SALE OF PROPERTY. The following provisions apply to any sale of the Property pursuant to this Article 6 or pursuant to any judicial proceeding.

6.3.1 RECEIPT SUFFICIENT DISCHARGE FOR PURCHASER. The receipt of the court officer or other person conducting any such sale for the purchase money paid at any such sale shall be sufficient discharge thereof to any purchaser of the Property, or any part thereof, sold as aforesaid. No such purchaser or his representatives, grantees or assigns, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money upon or for purpose of this Mortgage, or shall be answerable in any matter whatsoever for any loss, misapplication or non-application of any such purchase money or any part thereof, nor shall any such purchaser be bound to inquire as to the necessity or expediency of any such sale.

6.3.2 LENDER'S PURCHASE OF PROPERTY. Lender or any holder of the Note may bid for and purchase the Property being sold, and upon compliance with the terms of sale, Lender or any holder of the Note may hold, retain, possess and dispose of such Property in its own absolute right without further accountability.

6.3.3 APPLICATION OF PROCEEDS OF SALE. Unless Lender elects otherwise, the purchase money or proceeds of any such sale shall be applied: first, to all charges, expenses and fees payable by Borrower under the Loan Documents, including all reasonable attorney's fees, Receiver's fees and other costs and expenses incurred by Lender, with interest thereon at the default rate specified in the Note; second, to all unpaid interest accrued on any of the Secured Obligations; third, to the principal amount outstanding of the Secured Obligations; and the balance, if any, to Borrower.

6.3.4 NO DEFENSE; WAIVER. Failure to join or to provide notice to tenants under any Leases as defendants in any foreclosure action or suit shall not [i] constitute a defense to such foreclosure; [ii] preclude Lender from obtaining a deficiency judgment or otherwise reduce or diminish the amount of any such judgment in any manner whatsoever; or [iii] give rise to any claims by Borrower, or any person claiming through or under Borrower, against Lender. Upon the request of Lender and to the extent not prohibited by applicable law, Borrower shall execute and file with the clerk of the court a legally sufficient waiver of any statutory waiting period with respect to the execution of a judgment obtained by Lender in connection with any foreclosure proceedings. The obligations of Borrower to so execute and file such waiver shall survive the termination of this Mortgage.

                              ARTICLE 7:  MISCELLANEOUS

7.1 ADVANCES BY LENDER. At any time and from time to time during the term of this Mortgage, Lender may incur and/or pay and/or advance costs or expenses:
[i] incurred or advanced by Lender which Lender is authorized or has the right (but not necessarily the obligation) to incur or may incur under any term of any Loan Document or any law; [ii] of whatever nature incurred or advanced by Lender in exercising any right or remedy provided by any term of any Loan Document or in taking any action which Lender is authorized to take by any term of any Loan Document; [iii] required to be paid by Borrower by any term of any Loan Document, but which Borrower fails to pay within 10 days after demand; or [iv] any and all costs and expenses from which Borrower is required to hold Lender harmless by any term of any Loan Document, but from which Borrower fails to hold Lender harmless. Any reasonable costs, expenses, or advances incurred or paid by Lender shall become part of the loan and, upon demand, shall be paid to Lender together with interest thereon at the default rate specified in the Note from the date of disbursement by Lender. Payment of such costs, expenses, or advances shall be secured by this Mortgage.

7.2 POWER OF ATTORNEY. Borrower hereby irrevocably and unconditionally appoints Lender, or Lender's authorized officer, agent, employee or designee, as Borrower's true and lawful attorney-in-fact, to act for Borrower in Borrower's name, place, and stead, to execute, deliver and file [i] all applications and any and all other necessary documents and instruments in order to convey the Property in fee simple to any purchaser upon foreclosure sale of the Property, to effect the issuance, transfer, reinstatement, renewal and/or extension of any and all certificates of need, licenses, and other governmental authorizations issued to Borrower in connection with Borrower's operation of the Property to permit any transferee to operate the Property under such governmental authorizations; [ii] financing statements and continuation statements with such filing offices as Lender deems necessary or desirable to further evidence and perfect Lender's security interest in the personal property collateral granted pursuant to this Mortgage Instrument; and [iii] to do any and all other acts incidental to any of the foregoing. Borrower irrevocably and unconditionally grants to Lender as its attorney-in-fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as Borrower might or could do if personally present or acting, with full power of substitution, hereby ratifying and confirming all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable prior to the full performance of Borrower's Obligations. Except in the case of an emergency, Lender shall give Borrower three business days prior written notice before acting on behalf of Borrower pursuant to this power of attorney.

7.3 ATTORNEY'S FEES AND EXPENSES. Borrower shall pay all reasonable costs and expenses incurred by Lender in enforcing or preserving Lender's rights under the Note, Loan Agreement, this Mortgage, any guaranty of Borrower's Obligations, and all other Loan Documents, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including but not limited to, [i] the fees, expenses, and costs of any litigation, receivership, administrative, bankruptcy, insolvency or other similar proceeding; [ii] attorney and paralegal fees and disbursements; [iii] the expenses of Lender and its employees, agents, attorneys, and witnesses in preparing for litigation, administrative, bankruptcy, insolvency or other proceedings and for lodging, travel and attendance at meetings, hearings, depositions, and trials in connection therewith; [iv] court costs; and [v] consulting and witness fees and expenses incurred by Lender in connection with any such proceedings. All such costs, charges and fees as incurred shall be deemed to be secured by this Mortgage and collectible out of the proceeds of this Mortgage in any manner permitted by law or by this Mortgage.

7.4 CONSTRUCTION OF RIGHTS AND REMEDIES AND WAIVER OF NOTICE AND CONSENT.

7.4.1 The provisions of this part Section 7.4 shall apply to all rights and remedies provided by this Mortgage or any Loan Document or by law or equity.

7.4.2 WAIVER OF NOTICES AND CONSENT TO REMEDIES. Unless otherwise expressly provided herein, any right or remedy may be pursued without notice to or further consent of Borrower, both of which Borrower waives.

7.4.3 Each right or remedy under the Loan Documents is distinct from but cumulative to each other right or remedy and may be exercised independently of, concurrently with, or successively to any other rights and remedies.

7.4.4 No extension of time for or modification of amortization of the loan shall release the liability or bar the availability of any right or remedy against Borrower or any successor in interest, and Lender shall not be required to commence proceedings against Borrower or any successor or to extend time for payment or otherwise to modify amortization of the loan secured by this Mortgage by reason of any demand by Borrower or any successor.

7.4.5 Lender has the right to proceed at its election against all security or against any item or items of such security from time to time, and no action against any item or items of security shall bar subsequent actions against any item or items of security.

7.4.6 No forbearance in exercising any right or remedy shall operate as a waiver thereof; no forbearance in exercising any right or remedy on any one or more occasion shall operate as a waiver thereof on any further occasion; and no single or partial exercise of any right or remedy shall preclude any other exercise thereof or the exercise of any other right or remedy.

7.4.7 Failure by Lender to insist upon the strict performance of any of the covenants and agreements herein set forth or to exercise any rights or remedies upon default by Borrower hereunder shall not be considered or taken as a waiver or relinquishment for the future of the right to insist upon and to enforce by mandamus or other appropriate legal or equitable remedy strict compliance by Borrower with all of the covenants and conditions hereof, or of the rights to exercise any such rights or remedies, if such default by Borrower is continued or repeated, or of the right to recover possession of the Property by reason thereof. To the extent permitted by law, any two or more of such rights or remedies may be exercised at the same time.

7.4.8 If any covenant or agreement contained in any Loan Document is breached by Borrower and thereafter waived by Lender, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver shall be binding unless it is in writing and signed by Lender. No course of dealing between Lender and Borrower, nor any delay or omission on the part of Lender in exercising any rights under any of the Loan Documents, shall operate as a waiver.

7.4.9 Pursuant to this Mortgage, Borrower has granted to Lender a security interest in the personal property and Fixtures comprising a part of the Property to further secure the Secured Obligations. Borrower hereby authorizes Lender to file financing and continuation statements with respect to such collateral (including Fixtures) in which Borrower has an interest, without the signature of Borrower whenever lawful, and upon request, Borrower shall promptly execute financing and continuation statements in form satisfactory to Lender to perfect and maintain perfected Lender's security interest in such collateral, and shall pay all filing fees in connection therewith. If Borrower fails to execute any such statement pursuant to Lender's request, Lender may execute such statement as Borrower's attorney-in-fact pursuant to the power of attorney made by Borrower under Section 7.2 hereof. In the event of the occurrence of one or more Events of Default, Lender, pursuant to the applicable provision of Article 9, shall have the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect of the Property, in which event the default provisions of Article 9 shall not apply. The parties agree that in the event Lender elects to proceed with respect to collateral constituting personal property or Fixtures separately from the other Property, the giving of five (5) days' notice by Lender, sent by an overnight mail service, postage prepaid, to Borrower at its address referred to in the introductory paragraph herein, designating the place and time of any public sale or the time after which any private sale or other intended disposition of such collateral is to be made, shall be deemed to be reasonable notice thereof and Borrower waives any other notice with respect thereto.

7.4.10 Borrower and any other person now or hereafter obligated for the payment or performance of all or any part of the Note shall not be released from paying and performing under the Note, and the lien of this Mortgage shall not be affected by reason of [i] the failure of Lender to comply with any request of Borrower (or of any other person so obligated), to take action to foreclose this Mortgage or otherwise enforce any of the provisions of this Mortgage or of any of the Secured Obligations, or [ii] the release, regardless of consideration, of the obligations of any person liable for payment or performance of the Note, or any part thereof, or [iii] any agreement or stipulation extending the time of payment or modifying the terms of the Note, and in the event of such agreement or stipulation, Borrower and all such other persons shall continue to be liable under such documents, as amended by such agreement or stipulation, unless expressly released and discharged in writing by Lender.

7.4.11 Borrower, for itself and its successors and assigns, hereby irrevocably waives and releases, to the extent permitted by law, and whether now or hereafter in force, [i] the benefit of any and all valuation and appraisement laws, [ii] any right of redemption after the date of any sale of the Property upon foreclosure, whether statutory or otherwise, in respect of the Property, [iii] any applicable homestead or dower laws, and [iv] all exemption laws whatsoever and all moratoriums, extensions or stay laws or rules, or orders of court in the nature of any one or more of them.

7.4.12 Nothing contained in any of the Loan Documents shall constitute any consent or request by Lender, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof, or be construed to permit the making of any claim against Lender in respect of labor or services or the furnishing of any materials or other property or any claim that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the lien of this Mortgage.

7.5 NOTICES. All notices, demands, requests, and consents (hereinafter "notices") given pursuant to the terms of this Mortgage shall be in writing, shall be addressed to the addresses set forth in the introductory paragraph of this Mortgage and shall be served by [i] personal delivery; [ii] United States certified mail, return receipt requested, postage prepaid; or [iii] nationally recognized overnight courier. All notices shall be deemed to be given upon the earlier of actual receipt or three (3) days after mailing or one
(1) business day after deposit with the overnight courier. Any notices meeting the requirements of this section shall be effective, regardless of whether or not actually received. Lender and Borrower may change their notice address at any time by giving the other party written notice of such change.

7.6 AMENDMENT. This Mortgage may only be amended by a writing signed by Lender and Borrower. All references to this Mortgage, whether in this Mortgage or in any other document or instrument, shall be deemed to incorporate all amendments, modifications and renewals of this Mortgage made after the Effective Date.

7.7 AFFILIATE OBLIGATIONS. As used in this Mortgage, the term "Secured Obligations" shall include, and this Mortgage shall secure the payment and performance of all indebtedness and obligations of Borrower or any Affiliate (except Kapson Chestnut Ridge Development Corp. and Chestnut Ridge Development,
LLC) to Lender now existing or hereafter arising, including, without limitation, indebtedness evidenced by promissory notes, lease agreements, guaranties or otherwise and obligations under such indebtedness documents and other documents executed by Borrower or any Affiliate in connection therewith, and any extensions, modifications, substitutions or renewals thereof (collectively, the "Affiliate Obligations"). As used herein, "Affiliate" means any person, corporation, partnership, trust or other legal entity that, directly or indirectly, controls, is controlled by, or is under common control with Borrower. "Control" (and the correlative meaning of the term "controlled by") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity. "Affiliate" includes, without limitation, Kapson Management Corp., a New York corporation, Kapson Rochester East, LLC, a New York limited liability company, and Senior Quarters Management Corp., a New York corporation. Upon request of Lender, Borrower shall execute one or more amendments to this Mortgage or any other Loan Document to further identify and describe any of the Affiliate Obligations.

7.8 WAIVERS RELATING TO AFFILIATE FINANCING.

7.8.1 Borrower [i] acknowledges that Lender would not have extended to Borrower or any Affiliate the credit giving rise to Secured Obligations (the "Credit") and will not continue to extend Credit to Borrower or any Affiliate but for this Mortgage; [ii] warrants that Borrower has given this mortgage to induce Lender to extend and to continue to extend Credit to Borrower or any Affiliate; [iii] agrees that Lender may rely on this Mortgage in extending future Credit to Borrower or any Affiliate; [iv] warrants that Borrower has received good and valuable consideration for this Mortgage; [v] waives acceptance of this Mortgage; [vi] warrants that Borrower has not given this Mortgage in reliance upon the existence of any other security for or guaranty of the Secured Obligations or anyone liable for performing the Secured Obligations (including any Affiliate) (collectively the "Security"); [vii] acknowledges receipt of notice of all Credit extended before this date; [viii] waives notice of any Credit extended after this date; and [ix] waives protest and any other notice of failure to pay any Credit or to perform any agreement relating to any Credit or security for or guaranty of the Secured Obligations.

7.8.2 Borrower [i] warrants that Borrower has not relied on any information about any Affiliate, the Security, any mortgagor, or the Credit provided directly or indirectly by Lender; [ii] warrants that Borrower is familiar with the Affiliates, the affairs of the Affiliates, and the Security; [iii] warrants that Borrower has had ample opportunity to investigate the Affiliates, the affairs of the Affiliates, the Security, and the effect that the Credit will have; [iv] warrants that Borrower has been provided all information concerning the Affiliates, the affairs of the Affiliates, and the Security that Borrower has requested; [v] warrants that Borrower has had adequate opportunity to seek and evaluate professional advice concerning the Affiliates, the Security, and this Mortgage from advisors of Borrower's choosing, including financial and legal advice; [vi] agrees that Borrower shall not rely on any information provided by Lender about any Affiliates or the Security, including any other mortgagor; [vii] shall continue to investigate and evaluate the Affiliates and the Security independently throughout the term of this Mortgage; and [viii] acknowledges that Lender has no obligation to provide Borrower any information about any Affiliate or the Security.

7.8.3 Without notice to or consent of Borrower, Lender may do or refrain from doing anything affecting any Credit or any Security including the following: [i] granting or not granting any indulgences to anyone (including any Affiliate) liable for payment of any Credit or any Security; [ii] failing to get or to perfect any Security; [iii] failing to get an enforceable agreement to repay any Credit; [iv] releasing any Security or anyone or any property from liability for payment of any Credit; [v] changing any agreement relating to any Credit or any Security; [vi] extending the time for payment of any Credit including extending the time beyond the term of the notes or other documents evidencing the Secured Obligations; or [vii] delaying in enforcing or failing to enforce any rights to payment of any Credit or rights against any Security.

7.8.4 Borrower's obligations under this Mortgage shall not be affected by [i] any default in any document concerning any Secured Obligations or Security when accepted by Lender or arising anytime thereafter; [ii] the unenforceability of or defect in any Security or document relating to any Secured Obligations; [iii] any decline in the value of any Security; or, [iv] the death, incompetence, insolvency, dissolution, liquidation, or winding up of affairs of Borrower, any Affiliate, or anyone liable for any Security or any Secured Obligations or the start of insolvency proceedings by or against any such person or entity.

7.8.5 Waiver of surety's defenses. Borrower waives all suretyship and other similar defenses.

                              ARTICLE 8:  INTERPRETATION

8.1 CAPTIONS. The captions and headings contained in this Mortgage are for convenient reference only and are not to be used to interpret or define the provisions hereof.

8.2 SEVERABILITY. If any provision of this Mortgage or the application thereof to any party or circumstance shall, to any extent, be adjudged to be invalid or unenforceable, the remainder of this Mortgage and the application of any such provision to other parties or circumstances shall not be affected thereby, and each provision of this Mortgage shall be valid and enforceable to the fullest extent permitted by law.

8.3 GOVERNING LAW. This Mortgage and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the laws of the State.

8.4 SURVIVAL. All agreements, representations, and warranties contained in this Mortgage shall survive the execution and delivery of this Mortgage, and shall be deemed to be effective continuously throughout the term of this Mortgage Instrument.

                               ARTICLE 9:  CONSTRUCTION

9.1 NO LIABILITY FOR LENDER. Borrower hereby acknowledges and agrees that the undertaking of Lender under this Mortgage is limited as follows:

    (A) LENDER IS NOT AND WILL NOT BE IN ANY WAY THE AGENT FOR OR TRUSTEE OF BORROWER. LENDER DOES NOT INTEND TO ACT IN ANY WAY FOR OR ON BEHALF OF BORROWER IN DISBURSING THE PROCEEDS UNDER THE LOAN AGREEMENT. LENDER'S PURPOSE IN MAKING THE REQUIREMENTS SET FORTH HEREIN AND IN THE LOAN AGREEMENT IS TO PROTECT THE VALIDITY AND PRIORITY OF THIS MORTGAGE AND THE VALUE OF ITS SECURITY.

    (B) THIS MORTGAGE IS NOT TO BE CONSTRUED BY BORROWER OR ANYONE FURNISHING LABOR, MATERIALS, OR ANY OTHER WORK OR PRODUCT FOR IMPROVING THE PROPERTY AS AN AGREEMENT BY LENDER TO ASSURE THAT ANYONE WILL BE PAID FOR FURNISHING SUCH LABOR, MATERIALS, OR ANY OTHER WORK OR PRODUCT. BORROWER IS AND SHALL BE SOLELY RESPONSIBLE FOR SUCH PAYMENTS.

    (C) LENDER IS NOT RESPONSIBLE FOR CONSTRUCTION OF ANY IMPROVEMENTS TO THE PROPERTY. NOTWITHSTANDING LENDER'S INSPECTION OF THE PROPERTY AND THE IMPROVEMENTS, LENDER ASSUMES NO RESPONSIBILITY FOR THE QUALITY OF CONSTRUCTION OR WORKMANSHIP, OR FOR THE ARCHITECTURAL OR STRUCTURAL SOUNDNESS OF ANY IMPROVEMENTS TO THE PROPERTY, OR FOR THE ADHERENCE TO OR APPROVAL OF ANY PLANS AND SPECIFICATIONS FOR ANY IMPROVEMENTS TO THE PROPERTY.

         NOW, THEREFORE, if Borrower shall pay Borrower's Obligations in full and shall fully comply with this Mortgage, then this Mortgage and the estate hereby granted shall cease, and Lender shall thereupon release this Mortgage at the cost and expense of Borrower (all claims for statutory penalties, in case of Lender's failure to release, being hereby waived); otherwise, this Mortgage shall remain in full force and effect.

         IN WITNESS WHEREOF, this Mortgage has been duly executed as of (but not necessarily on) the Effective Date.

                                  KAPSON ROCHESTER MANOR, LLC

                                  By:____________________________
                                     Glenn Kaplan, Member



STATE OF NEW YORK       )
                        ) SS:
COUNTY OF NASSAU        )


         On the ____ day of March, 1996 before me personally came Glenn Kaplan, to me known, who, being by me duly sworn, did depose and say that he resides in Woodbury, New York; that he is a member of Kapson Rochester Manor, LLC, the company described in and which executed the above instrument; and that he signed his name thereto by order of the members of said company.

                                  _______________________________
                                  Notary Public


My Commission Expires:___________________             [SEAL]


THIS INSTRUMENT PREPARED BY:

DIANE V. DAVIS, ESQ.
SHUMAKER, LOOP & KENDRICK
1000 JACKSON STREET
TOLEDO, OHIO 43624

                            EXHIBIT A:  LEGAL DESCRIPTION

                           EXHIBIT B:  PERMITTED EXCEPTIONS


1.  Taxes and assessments not yet due and payable.

Additional Mortgage Documents

    The following is a schedule of additional primary mortgage documents relating to facilities of which the Company owns the entire or a majority interest. Stockholders may obtain a copy of such documents by so requesting in writing.

    Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing made March, 1996 by Kapson Rochester East, LLC in favor of Health Care REIT, Inc.

    Restated Mortgage, Consolidation, Modification and Extension Agreement, dated as of December 14, 1994, between Larkfield Gardens Associates, L.P., as mortgagor, and Sims Mortgage Funding, Inc., as mortgagee.

    Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing (Building/Construction Lien), effective as of January 11, 1995 by Kapson Chestnut Ridge Development Corp. as borrower and Health Care REIT, Inc. as lender.

    Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing (Acquisition/Land Lien), effective as of January 11, 1995, by Kapson Chestnut Ridge Development Corp., as borrower, and Health Care REIT, Inc., as lender.


    Consolidated and Restated First Mortgage and Security Agreement, dated as of February 22, 1994, in the amount of $16,059,750 from Commco Management Associates Inc. to General Electric Capital Corporation.

    Multifamily Mortgage Assignment of Rents and Security Agreement, dated as of November 30, 1995, between H. K. Associates and KAP Shore Development Corp., as mortgagor/grantor, and Green Park Financial Limited Partnership, as mortgagee.

    Consolidation, Amendment and Restatement of Mortgages, dated November 30, 1995, by and among H. K. Associates, KAP Shore Development Corp. and Green Park Financial Limited Partnership.

    Open-End Construction First Mortgage Deed and Security Agreement, dated as of February 22, 1994, in the amount of $16,059,750.00 from Kapson Stamford Corp. to General Electric Capital Corporation.